GOLUB CAPITAL BDC, INC. INVESTOR PRESENTATION QUARTER ENDED JUNE 30, 2019

Disclaimer Some of the statements in this presentation constitute forward-looking statements, N-2, quarterly reports on Form 10-Q and current reports on Form 8-K. which relate to future events or our future performance or financial condition. The This presentation contains statistics and other data that have been obtained from forward-looking statements contained in this presentation involve risks and or compiled from information made available by third-party service providers. We uncertainties, including statements as to: our future operating results; our business have not independently verified such statistics or data. prospects and the prospects of our portfolio companies; the effect of investments that we expect to make and the competition for those investments; our contractual Additional Information and Where to Find It arrangements and relationships with third parties; actual and potential conflicts of This communication relates to a proposed business combination (the “Merger”) interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other involving us and Golub Capital Investment Corporation (“GCIC”), along with related affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our proposals for which stockholder approval will be sought (collectively, the future success on the general economy and its effect on the industries in which we “Proposals”). In connection with the Proposals, each of GBDC and GCIC intend to invest; the ability of our portfolio companies to achieve their objectives; the use of file relevant materials with the SEC, including a registration statement on Form N- borrowed money to finance a portion of our investments; the adequacy of our 14, which will include a joint proxy statement of GBDC and GCIC and a prospectus financing sources and working capital; the timing of cash flows, if any, from the of GBDC. This communication does not constitute an offer to sell or the solicitation operations of our portfolio companies; general economic and political trends and of an offer to buy any securities or a solicitation of any vote or approval. No offer of other external factors; the ability of GC Advisors to locate suitable investments for securities shall be made except by means of a prospectus meeting the us and to monitor and administer our investments; the ability of GC Advisors or its requirements of Section 10 of the Securities Act. STOCKHOLDERS OF EACH OF affiliates to attract and retain highly talented professionals; our ability to qualify and GBDC AND GCIC ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH maintain our qualification as a regulated investment company and as a business THE SEC, INCLUDING THE JOINT PROXY STATEMENT OF GBDC AND GCIC development company; general price and volume fluctuations in the stock market; REGARDING THE PROPOSALS (THE “PROXY STATEMENT”) WHEN IT BECOMES the impact on our business of the Dodd-Frank Wall Street Reform and Consumer AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, Protection Act and the rules and regulations issued thereunder and any actions BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GBDC, GCIC, toward repeal thereof; and the effect of changes to tax legislation and our tax THE MERGER AND THE PROPOSALS. Investors and security holders will be able to position. obtain the documents filed with the SEC free of charge at the SEC’s web site, Such forward-looking statements may include statements preceded by, followed by http://www.sec.gov or, for documents filed by GBDC, from GBDC’s website at or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” http://www.golubcapitalbdc.com. “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” Participants in the Solicitation “plan” or similar words. GBDC and GCIC and their respective directors, executive officers and certain other We have based the forward-looking statements included in this presentation on members of management and employees of GC Advisors and its affiliates, may be information available to us on the date of this presentation. Actual results could deemed to be participants in the solicitation of proxies from the stockholders of differ materially from those anticipated in our forward-looking statements and GBDC and GCIC in connection with the Proposals. Information regarding the future results could differ materially from historical performance. We undertake no persons who may, under the rules of the SEC, be considered participants in the obligation to revise or update any forward-looking statements, whether as a result solicitation of the GBDC and GCIC stockholders in connection with the Proposals of new information, future events or otherwise. You are advised to consult any will be contained in the Proxy Statement when such documents becomes available. additional disclosures that we may make directly to you or through reports that we This document may be obtained free of charge from the sources indicated above. have filed or in the future may file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, registration statements on Form 2

Summary of Quarterly Results Third Fiscal Quarter 2019 Highlights − Net increase in net assets resulting from operations (i.e. net income) for the quarter ended June 30, 2019 was $19.2 million, or $0.32 per share, as compared to $17.8 million, or $0.29 per share, for the quarter ended March 31, 2019. − Net investment income for the quarter ended June 30, 2019 was $19.4 million, or $0.32 per share, as compared to $20.1 million, or $0.33 per share, for the quarter ended March 31, 2019. Excluding an approximately $28,000 accrual for the capital gain incentive fee, net investment income for the quarter ended June 30, 2019 remained unchanged at $19.4 million, or $0.32 per share, as compared to $19.4 million, or $0.32 per share, excluding a $0.7 million reversal in the accrual for the capital gain incentive fee for the prior quarter. − Net realized and unrealized loss on investments and foreign currency of $0.2 million, or less than $0.01 per share, for the quarter ended June 30, 2019 was the result of $0.7 million of net realized losses and $0.5 million of net unrealized appreciation. This compares to a net realized and unrealized loss on investments and foreign currency of $2.3 million, or $0.04 per share, for the prior quarter. − New middle-market investment commitments totaled $157.1 million for the quarter ended June 30, 2019. Approximately 84% of the new investment commitments were one stop loans, 14% were senior secured loans, 1% were second lien loans, and approximately 1% were investments in equity securities. Overall, total investments in portfolio companies at fair value decreased by approximately 1.6%, or $32.2 million, during the quarter ended June 30, 2019. − On July 11, 2019, GBDC filed an amended registration statement on Form N-14, which included a joint proxy statement of GBDC and Golub Capital Investment Corporation (“GCIC”) in connection with GBDC’s proposed merger with GCIC. The registration statement was declared effective by the SEC on July 12, 2019 and a special meeting for GBDC stockholders is scheduled for September 4, 2019. We remain very excited about the proposed merger with GCIC, which we currently expect to close in September 2019, subject to stockholder approvals and other customary closing conditions. 1. As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, Golub Capital BDC, Inc. (the “Company”) has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee, including the portion of such accrual that is not contractually payable under the terms of the Company’s investment advisory agreement with GC Advisors (the “Investment Advisory Agreement”). In accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. As of June 30, 2019, the cumulative capital gain incentive fee accrued by the Company in accordance with GAAP is $4.5 million, of which none was payable as a capital gain incentive fee pursuant to the Investment Advisory Agreement as of June 30, 2019. Any payment due under the terms of the Investment Advisory Agreement is based on the calculation at the end of each calendar year or upon termination of the Investment Advisory Agreement. The Company paid capital gain incentive fees in the amounts of $1.2 million and $1.6 million calculated in accordance with the Investment Advisory Agreement as of December 31, 2017 and 2018 , respectively. The Company did not pay any capital gain incentive fee under the Investment Advisory Agreement for any period ended prior to December 31, 2017. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP. Refer to slide 4 for a reconciliation to the nearest GAAP measure, net investment income per share. 3

# Financial Highlights

| | Q3 2018 | Q4 2018 | Q1 2019 | Q2 2019 | Q3 2019 |
|---|---|---|---|---|---|
| Earnings per share | $ 0.36 | $ 0.26 | $ 0.31 | $ 0.29 | $ 0.32 |
| Net investment income per share | 0.31 | 0.34 | 0.33 | 0.33 | 0.32 |
| Accrual for (Reversal of) capital gain incentive fee per share | 0.02 | (0.02) | (0.01) | (0.01) | 0.00[2] |
| Net investment income before accrual for capital gain incentive fee per share[1] | 0.33 | 0.32 | 0.32 | 0.32 | 0.32 |
| Net realized/unrealized gain (loss) per share | 0.05 | (0.08) | (0.02) | (0.04) | 0.00[2] |
| **Net asset value per share** | **16.15** | **16.10** | **15.97** | **15.95** | **15.95** |
| Distributions paid per share[3] | 0.32 | 0.32 | 0.44 | 0.32 | 0.32 |

| | Q3 2018 | Q4 2018 | Q1 2019 | Q2 2019 | Q3 2019 |
|---|---|---|---|---|---|
| Investments in Portfolio Companies, at Fair Value (000s) | $ 1,705,936 | $ 1,711,757 | $ 1,849,564 | $ 1,883,271 | $ 1,851,079 |
| Investments in Senior Loan Fund LLC ("SLF"), at Fair Value (000s) | $ 92,579 | $ 71,084 | $ 68,915 | $ 71,742 | $ 71,742 |
| Total Fair Value of Investments (000s) | $ 1,798,515 | $ 1,782,841 | $ 1,918,479 | $ 1,955,013 | $ 1,922,821 |
| Number of Portfolio Company Investments[4] | 192 | 199 | 212 | 211 | 225 |
| Average Investment Size (000s)[4] | $ 8,885 | $ 8,602 | $ 8,724 | $ 8,925 | $ 8,227 |
| Fair Value as a Percentage of Principal (Loans) | 99.2% | 99.1% | 99.0% | 98.9% | 98.7% |

1. As a supplement to GAAP financial measures, the Company has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee, including the portion of such accrual that is not contractually payable under the terms of the Company's Investment Advisory Agreement. In accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. As of June 30, 2019, the cumulative capital gain incentive fee accrued by the Company in accordance with GAAP is $4.5 million, of which none was payable as a capital gain incentive fee pursuant to the Investment Advisory Agreement as of June 30, 2019. Any payment due under the terms of the Investment Advisory Agreement is based on the calculation at the end of each calendar year or upon termination of the Investment Advisory Agreement. The Company paid capital gain incentive fees in the amounts of $1.2 million and $1.6 million calculated in accordance with the Investment Advisory Agreement as of December 31, 2017 and 2018, respectively. The Company did not pay any capital gain incentive fee under the Investment Advisory Agreement for any period ended prior to December 31, 2017. Although this non-GAAP financial measure is intended to enhance investors' understanding of the Company's business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP.
2. Represents an amount less than $0.01 per share.
3. Includes a special distribution of $0.12 per share in Q1 2019.
4. Excludes SLF.

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# Portfolio Highlights – New Originations

## New Originations Data and Net Funds Growth

- New investment commitments totaled $157.1 million for the quarter ended June 30, 2019.
- Total investments at fair value decreased by 1.6%, or $32.2 million, as of June 30, 2019 from March 31, 2019.

| Select Portfolio Funds Roll Data (in millions) | Q3 2018 | Q4 2018 | Q1 2019 | Q2 2019 | Q3 2019 |
|---|---|---|---|---|---|
| New Investment Commitments | $ 198.5 | $ 182.3 | $ 203.1 | $ 116.1 | $157.1 |
| Exits and Sales of Investments [1] | 157.0 | 168.3 | 63.6 | 82.6 | 179.5 |
| Net Funds Growth [2] | 38.7 | (15.7) | 135.6 | 36.5 | (32.2) |

| Asset Mix of New Investments | Q3 2018 | Q4 2018 | Q1 2019 | Q2 2019 | Q3 2019 |
|---|---|---|---|---|---|
| Senior Secured | 12% | 14% | 20% | 8% | 14% |
| One Stop | 86% | 85% | 77% | 90% | 84% |
| Junior Debt [3] | 0%* | 0% | 0% | 0%* | 1% |
| Equity and Other Investments [4] | 2% | 1% | 3% | 2% | 1% |

| Portfolio Rotation – Debt Investments | Q3 2018 | Q4 2018 | Q1 2019 | Q2 2019 | Q3 2019 |
|---|---|---|---|---|---|
| Weighted average rate on new investments [5] | 7.8% | 8.2% | 7.7% | 8.7% | 8.1% |
| Weighted average spread over LIBOR of new floating rate investments | 5.7% | 5.9% | 5.3% | 6.0% | 5.7% |
| Weighted average interest rate on investments that paid-off [6] | 8.2% | 9.2% | 8.5% | 8.7% | 8.8% |

* Represents an amount less than 1.0%

1. Includes full and partial payoffs and sales to SLF. Excludes a return of capital distribution by SLF of $25.5 million during the quarter ended September 30, 2018.
2. Net funds growth includes the impact of new investments and exits of investments as noted in the table above, as well as other variables such as net fundings on revolvers, net change in unamortized fees, net change in unrealized appreciation (depreciation), etc.
3. Includes subordinated debt and second lien loans.
4. Includes investment in SLF. For the quarter ended September 30, 2018, we have excluded a $5.4MM capital contribution to SLF in determining the mix of new investments as this was offset by a subsequent return of capital distribution by SLF of $25.5 million. Prior quarters included capital contributions in the mix of new investments and were not offset by return of capital distributions (if any).
5. Weighted average interest rate on new investments is based on the contractual interest rate at the time of funding. For variable rate loans that have a LIBOR or Prime rate option, the contractual rate is calculated using current LIBOR at the time of funding, the spread over LIBOR and the impact of any LIBOR floor. For variable rate loans that only have a Prime rate option, the contractual rate is calculated using current Prime at the time of funding, the spread over Prime and the impact of any Prime floor. For fixed rate loans, the contract rate is the stated fixed rate.
6. Excludes exits on investments on non-accrual status.

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Portfolio Highlights – Portfolio Diversity as of June 30, 2019 Investment Portfolio $1,851mm1 // 225 Investments1 – Average Size $8.2mm Historical Investment Portfolio ($mm) $2,000 $1,918 $1,955 $1,923 4% 4% 4% $1,799 $1,783 2% 2% $1,800 2% 5% 4% 1% 1% 1% 2% 2% $1,600 1% 1% Inv. in SLF $1,400 Equity $1,200 2 Junior Debt $1,000 80% 80% 79% 80% $800 80% One Stop $600 Senior Secured $400 $200 12% 13% 13% 13% 14% $- Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 1. Excludes investment in SLF. 2. Junior debt is comprised of subordinated debt and second lien loans. 6

Portfolio Highlights – Portfolio Diversity as of June 30, 2019 Diversity by Investment Size Industry Diversity of Investments SLF Top 10 4% Investments Diversified/Conglomerate Service 34% 19% Healthcare, Education and Childcare 19% Retail Stores 7% Top 25 Investments Electronics 6% Remaining 36% 200 Investments Beverage, Food and Tobacco 5% 60% Leisure, Amusement, Motion Pictures, Entertainment 4% 1 Interest Rate on Loans Buildings and Real Estate 3% Fixed - 0.1% Aerospace and Defense 3% % Diversified/Conglomerate Manufacturing 3% Insurance 3% SLF 4% 99.9% Other 9% Floating 1. The percentage of fixed rate loans and floating rate loans is calculated using total debt investments at fair value and excludes equity investments. 7

# Portfolio Highlights – Economic Analysis

## GBDC – Economic Analysis


10.0%
9.0%
8.0%
7.0%
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5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
8.5%
8.5%
8.8%
9.1%
9.3%
9.1%
9.2%
9.2%
7.8%
7.9%
8.2%
8.5%
8.8%
8.6%
8.8%
8.6%
4.7%
4.6%
5.0%
5.0%
5.0%
4.8%
5.0%
5.0%
3.8%
3.9%
3.9%
4.1%
4.3%
4.3%
4.2%
4.2%
1.3%
1.7%
2.3%
2.3%
2.4%
2.8%
2.6%
2.3%
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Investment income yield 1
Weighted average cost of debt 4
Income yield 2
3-Month London Interbank Offered Rate ("LIBOR")
Weighted average net investment spread 3

1. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income and amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value.
2. Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income but excluding amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value.
3. The weighted average net investment spread is calculated as (a) the investment income yield less (b) the weighted average cost of debt.
4. The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations.

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Portfolio Highlights – Credit Quality Credit Quality – Investment Portfolio − Fundamental credit quality as of June 30, 2019 remained strong with non-accrual investments as a percentage of total debt investments at cost and fair value of 0.7% and 0.4%, respectively. − During the quarter ended June 30, 2019, the number of non-accrual investments increased from three to four investments, one of which was fully repaid with 100% recovery on our remaining principal balance subsequent to quarter end. − Nearly 90% of the investments in our portfolio continue to have an Internal Performance Rating1 of 4 or higher as of June 30, 2019. Non-Accrual – Debt Investments Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Non-accrual investments at amortized cost (000s) $ 19,348 $ 11,728 $11,905 $8,484 $11,780 Non-accrual investments / total debt investments at amortized cost 1.2% 0.7% 0.7% 0.5% 0.7% Non-accrual investments at fair value (000s) $ 13,262 $ 5,625 $4,588 $3,410 $7,094 Non-accrual investments / total debt investments at fair value 0.8% 0.3% 0.3% 0.2% 0.4% 1. Please see Internal Performance Ratings definitions on the following page. 9

Portfolio Highlights – Portfolio Ratings Portfolio Risk Ratings December 31, 2018 March 31, 2019 June 30, 2019 Investments at % of Investments at % of Investments at % of Internal Fair Value Total Fair Value Total Fair Value Total Performance Rating (000s) Portfolio (000s) Portfolio (000s) Portfolio 5 $ 107,807 5.6% $ 116,854 6.0% $ 71,110 3.7% 4 $ 1,612,115 84.0% $ 1,644,156 84.1% $ 1,653,286 86.0% 3 $ 178,529 9.3% $ 176,088 9.0% $ 178,225 9.3% 2 $ 20,012 1.1% $ 17,899 0.9% $ 20,189 1.0% 1 $ 16 0.0%* $ 16 0.0%* $ 11 0.0%* Total $ 1,918,479 100.0% $ 1,955,013 100.0% $ 1,922,821 100.0% Internal Performance Ratings Definition Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower may be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination * Represents an amount less than 0.1% 10

# Quarterly Statements of Financial Condition

| (Dollar amounts in 000s, except per share data) | As of June 30, 2018 (unaudited) | September 30, 2018 (audited) | December 31, 2018 (unaudited) | March 31, 2019 (unaudited) | June 30, 2019 (unaudited) |
|---|---|---|---|---|---|
| **Assets** | | | | | |
| Investments, at fair value | $ 1,798,515 | $ 1,782,841 | $ 1,918,479 | $ 1,955,013 | $ 1,922,821 |
| Cash, cash equivalents and foreign currencies | 6,925 | 6,037 | 13,002 | 5,842 | 8,282 |
| Restricted cash, cash equivalents and foreign currencies | 65,282 | 39,668 | 40,703 | 70,308 | 102,372 |
| Other assets | 6,853 | 7,006 | 7,623 | 8,445 | 8,175 |
| Total Assets | $ 1,877,575 | $ 1,835,552 | $ 1,979,807 | $ 2,039,608 | $ 2,041,650 |
| **Liabilities** | | | | | |
| Debt | $ 875,950 | $ 845,683 | $ 971,814 | $ 1,051,173 | $ 1,047,136 |
| Unamortized debt issuance costs | (3,128) | (2,934) | (3,796) | (4,938) | (4,780) |
| Other short-term borrowings | 9,425 | - | 21,687 | - | 3,501 |
| Interest payable | 6,783 | 4,135 | 7,128 | 9,851 | 9,480 |
| Management and incentive fee payable | 16,749 | 17,671 | 15,494 | 15,017 | 14,563 |
| Other liabilities | 2,474 | 2,143 | 2,526 | 2,270 | 3,530 |
| Total Liabilities | 908,253 | 866,698 | 1,014,853 | 1,073,373 | 1,073,430 |
| Total Net Assets | 969,322 | 968,854 | 964,954 | 966,235 | 968,220 |
| Total Liabilities and Net Assets | $ 1,877,575 | $ 1,835,552 | $ 1,979,807 | $ 2,039,608 | $ 2,041,650 |
| Net Asset Value per Share | $ 16.15 | $ 16.10 | $ 15.97 | $ 15.95 | $ 15.95 |
| GAAP leverage | 0.92x | 0.88x | 1.04x | 1.10x | 1.09x |
| Regulatory leverage [1] | 0.63x | 0.59x | 0.75x | 0.80x | 0.78x |
| Asset coverage [1,2] | 258.5% | 269.5% | 234.0% | 225.0% | 227.8% |
| Number of common shares outstanding | 60,006,524 | 60,165,454 | 60,422,239 | 60,587,403 | 60,715,908 |

1. On September 13, 2011, the Company received exemptive relief from the SEC to permit the Company to exclude the debt of our small business investment company ("SBIC") subsidiaries from its asset coverage test. As such, asset coverage and regulatory leverage exclude the Small Business Administration ("SBA") debentures of our SBICs.
2. On February 6, 2019, the asset coverage ratio under the 1940 Act applicable to the Company decreased to 150% from 200%. The reduced asset coverage requirement was approved by stockholders on February 5, 2019.

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Quarterly Operating Results For the three months ended (Dollar amounts in 000s, June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 except share and per share data) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) Investment Income Interest income $ 35,877 $ 37,334 $ 38,850 $ 41,661 $ 41,522 Dividend income 2,060 2,235 39 19 59 Fee income 459 859 522 125 524 Total Investment Income 38,396 40,428 39,411 41,805 42,105 Expenses Interest and other debt financing expenses 8,556 8,998 9,784 10,636 10,849 Base management fee 6,125 6,230 6,439 6,594 6,675 Incentive fee – net investment income 2,832 4,471 2,461 3,735 3,500 Incentive fee – capital gains 741 (816) (478) (669) 29 Other operating expenses 1,426 1,279 1,388 1,453 1,646 Total Expenses 19,680 20,162 19,594 21,749 22,699 Net Investment Income 18,716 20,266 19,817 20,056 19,406 Net Gain (Loss) on Investments and Foreign Currency Net realized gain (loss) on investments and foreign currency 14,839 2,834 (1,978) (1,861) (700) transactions Net unrealized appreciation (depreciation) on investments and (11,835) (7,197) 600 (407) 494 foreign currency translation Net gain (loss) on investments and foreign currency 3,004 (4,363) (1,378) (2,268) (206) Net Increase in Net Assets Resulting from Operations $ 21,720 $ 15,903 $ 18,439 $ 17,788 $ 19,200 Per Share Earnings Per Share $ 0.36 $ 0.26 $ 0.31 $ 0.29 $ 0.32 Net Investment Income Per Share $ 0.31 $ 0.34 $ 0.33 $ 0.33 $ 0.32 Distributions Paid 1 $ 0.32 $ 0.32 $ 0.44 $ 0.32 $ 0.32 Weighted average common shares outstanding 59,872,113 60,011,707 60,176,619 60,429,580 60,591,639 1. Includes a special distribution of $0.12 per share for the quarter ended December 31, 2018. 12

Financial Performance Highlights Quarterly Distributions Annualized Return on Average Equity1 $0.50 $0.44 12% $0.40 $0.12 10% 9.0% $0.30 7.9% 7.5% 7.5% 5 qtr. $0.20 8% wtd. avg.: $0.32 6.5% $0.32 $0.32 $0.32 $0.32 7.7% $0.10 6% $0.00 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 4% Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Regular Distribution Special Distribution Net Income GBDC Quarterly NAV per Common Share Since FY 2015 Q1 $16.48 $16.37 $16.44 $16.43 $16.42 $16.40 $16.40 $16.50 $16.26 $16.33 $16.13 $16.25 $15.96 $15.99 $15.89 $15.88 $16.00 $15.80 $15.85 $15.74 $16.15 $15.61 $16.08 $16.04 $16.11 $16.10 $15.75 $15.55 $15.96 $16.01 $15.97 $15.95 $15.95 $15.89 $15.85 $15.88 $15.88 $15.50 $15.74 $15.80 $15.74 $15.61 $15.25 $15.55 $15.00 $14.75 $14.50 $14.25 $14.00 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Net Asset Value per Common Share Net Asset Value per Common Share If No Special Distributions Were Paid2 1. The net income annualized return on average equity is calculated as (a) the net increase in net assets resulting from operations for the period presented divided by (b) the daily average of total net assets and does not represent a return to any investor in the Company. 2. As a supplement to GAAP financial measures, the Company has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it highlights the changes in NAV per common share for each quarter excluding the impact of special distributions that were paid and shows the pro forma change to the Company’s NAV after payment of regular distributions. 13

# Portfolio Highlights – Senior Loan Fund LLC

- The annualized quarterly return was 0.0%[1] for the quarter ended June 30, 2019. The quarterly return was negatively impacted by mark-to-market unrealized losses on a few underperforming investments.
- Total investments at fair value for the quarter ended June 30, 2019 were $153.8 million, a decrease of 9.3%, or $15.7 million, from March 31, 2019.

*(Dollar amounts in 000s)*

| Balance Sheet | As of June 30, 2018 (unaudited) | September 30, 2018 (audited) | December 31, 2018 (unaudited) | March 31, 2019 (unaudited) | June 30, 2019 (unaudited) |
|---|---|---|---|---|---|
| Total investments, at fair value | $ 226,036 | $ 179,180 | $ 174,444 | $ 169,492 | $ 153,786 |
| Cash and other assets | 3,749 | 7,146 | 6,248 | 3,669 | 5,734 |
| Total assets | $ 229,785 | $ 186,326 | $ 180,692 | $ 173,161 | $ 159,520 |
| | | | | | |
| Senior credit facility | $ 123,500 | $ 104,622 | $ 101,404 | $ 90,588 | $ 77,138 |
| Unamortized debt issuance costs | (84) | (18) | -- | -- | -- |
| Other liabilities | 565 | 484 | 528 | 583 | 391 |
| Total liabilities | 123,981 | 105,088 | 101,932 | 91,171 | 77,529 |
| Members' equity | 105,804 | 81,238 | 78,760 | 81,990 | 81,991 |
| Total liabilities and members' equity | $ 229,785 | $ 186,326 | $ 180,692 | $ 173,161 | $ 159,520 |
| Senior leverage | 1.17x | 1.29x | 1.29x | 1.10x | 0.94x |

*(Dollar amounts in 000s)*

| GBDC Return on Investments in SLF | For the three months ended June 30, 2018 (unaudited) | September 30, 2018 (unaudited) | December 31, 2018 (unaudited) | March 31, 2019 (unaudited) | June 30, 2019 (unaudited) |
|---|---|---|---|---|---|
| Total income (loss) | $ 1,475 | $ 861 | $ 106 | $ 1,077 | $ 0[2] |
| Annualized total return[3] | 6.2% | 3.6% | 0.6% | 6.3% | 0.0%[1] |

1. Represents an amount less than 0.1%
2. Represents an amount less than $50K.
3. The Company's annualized return on investments in SLF is calculated by dividing total income (loss) earned on the Company's investments in SLF by the daily average of its investments in the net asset value of the SLF LLC equity interests. Annualized total return excludes the impact of management fees and incentive fees that may be charged by GC Advisors based on the Company's investments in SLF and the income from such investments.

GOLUB CAPITAL

14

Liquidity and Investment Capacity Cash and Cash Equivalents − Unrestricted cash and cash equivalents and foreign currencies totaled $8.3 million as of June 30, 2019. − Restricted cash, cash equivalents, and foreign currencies totaled $102.4 million as of June 30, 2019. Restricted cash is held in our securitization vehicles, SBIC subsidiaries and our revolving credit facilities and is reserved for quarterly interest payments and is also available for new investments that qualify for reinvestment by these entities. Debt Facilities - Availability − Morgan Stanley Revolving Credit Facility –As of June 30, 2019, subject to leverage and borrowing base restrictions, we had approximately $15.3 million of remaining commitments and $15.3 million of availability on our $200.0 million revolving credit facility. − SBIC Debentures – As of June 30, 2019, through our SBIC licensees, we had $40.5 million of remaining unfunded debenture commitments, of which $0.0 was available to be drawn subject to customary SBA regulatory requirements. − GC Advisors Revolver – On June 21, 2019, we amended our unsecured line of credit with GC Advisors to, among other things, increase the borrowing capacity from $20.0 million to $40.0 million and extend the maturity date to June 21, 2022. As of June 30, 2019, we had $40.0 million of remaining commitments and availability on our $40.0 million unsecured line of credit with GC Advisors. 15

# Debt Facilities*

## 2014 Debt Securitization

| Tranche | Rating (M/S) | Par Amount ($mm) | Interest Rate | Stated Maturity | Reinvestment Period |
|---|---|---|---|---|---|
| Class A-1-R Notes | Aaa/AAA | $108.4 | 3-Month LIBOR + 0.95% | April 25, 2026 | April 28, 2018 |
| Class A-2-R Notes | Aaa/AAA | $11.3 | 3-Month LIBOR + 0.95% | April 25, 2026 | April 28, 2018 |
| Class B-R Notes | Aa1/AA | $35.0 | 3-Month LIBOR + 1.40% | April 25, 2026 | April 28, 2018 |
| **Total Notes Issued** [1] | | **$154.7** | | | |

## 2018 Debt Securitization

| Tranche | Rating (S/F) | Par Amount ($mm) | Interest Rate | Stated Maturity | Reinvestment Period |
|---|---|---|---|---|---|
| Class A 2018 Notes | AAA/AAA | $327.0 | 3-Month LIBOR + 1.48% | January 20, 2031 | January 20, 2023 |
| Class B 2018 Notes | AA/NR | $61.2 | 3-Month LIBOR + 2.10% | January 20, 2031 | January 20, 2023 |
| Class C-1 2018 Notes | A/NR | $20.0 | 3-Month LIBOR + 2.80% | January 20, 2031 | January 20, 2023 |
| **Total Notes Issued** [2] | | **$408.2** | | | |

## Other Debt Facilities

| Issuer | Outstanding ($mm) | Commitment ($mm) | Interest Rate | Stated Maturity | Reinvestment Period |
|---|---|---|---|---|---|
| Morgan Stanley Revolving Credit Facility [3] | $184.7 | $200.0 | 1-Month LIBOR + 2.05% | February 1, 2024 | February 1, 2021 |
| GC SBIC IV, L.P. | $115.0 | $115.0 | 3.2%[4] | 10-year maturity after drawn | N/A |
| GC SBIC V, L.P. | $162.5 | $175.0 | 3.5%[4] | 10-year maturity after drawn | N/A |
| GC SBIC VI, L.P. | $22.0 | $50.0 | 3.1%[4] | 10-year maturity after drawn | N/A |
| GC Advisors Revolving Credit Facility | $0.0 | $40.0 | Applicable Federal Rate | June 21, 2022 | N/A |

* Information is presented as of June 30, 2019.

1. The Class C-R Notes and LLC Equity Interests issued in the 2014 Debt Securitization, totaling $37.5 million and $119.1 million, respectively, were retained by the Company.
2. The Class C-2 2018 Notes, Class D 2018 Notes and Subordinated 2018 Notes issued in the 2018 Debt Securitization, totaling $38.8 million, $42.0 million, and $113.4 million, respectively, were retained by the Company.
3. Includes non US. dollar ("USD") borrowings denominated in Canadian dollars ($5.8 million USD equivalent), in Euros ($11.3 million USD equivalent) and in Australian dollars ($0.8 million USD equivalent).
4. The SBA debentures have interest rates that are fixed at various pooling dates and the interest presented represents the weighted average rate on all outstanding debentures for each licensee as of June 30, 2019.

GOLUB CAPITAL

16

Common Stock and Distribution Information Common Stock Data 1 Fiscal Year Ending September 30, 2018 High Low End of Period First Quarter $19.41 $18.20 $18.20 Second Quarter $18.44 $17.62 $17.89 Third Quarter $18.67 $17.83 $18.30 Fourth Quarter $19.14 $18.40 $18.75 Fiscal Year Ending September 30, 2019 High Low End of Period First Quarter $19.01 $16.38 $16.49 Second Quarter $18.65 $16.62 $17.88 Third Quarter $18.43 $17.34 $17.80 Distribution Data Date Declared Record Date Payment Date Amount Per Share Frequency Total Amount (in 000s) November 17, 2017 December 12, 2017 December 28, 2017 $0.32 Quarterly $19,065 November 17, 2017 December 12, 2017 December 28, 2017 $0.08 Special $ 4,766 February 6, 2018 March 8, 2018 March 30, 2018 $0.32 Quarterly $19,117 May 4, 2018 June 8, 2018 June 28, 2018 $0.32 Quarterly $19,158 August 7, 2018 September 7, 2018 September 28, 2018 $0.32 Quarterly $19,202 November 27, 2018 December 12, 2018 December 28, 2018 $0.32 Quarterly $19,253 November 27, 2018 December 12, 2018 December 28, 2018 $0.12 Special $7,220 February 5, 2019 March 7, 2019 March 28, 2019 $0.32 Quarterly $19,335 May 7, 2019 June 7, 2019 June 28, 2019 $0.32 Quarterly $19,388 2 August 6, 2019 August 19, 2019 September 27, 2019 $0.32 Quarterly $19,429 1. Based on closing stock price. 2. Estimated based on 60,715,908 of shares outstanding as of June 30, 2019. 17

GBDC/GCIC Merger Rationale We remain excited about the pending merger with GCIC and believe it is compelling for GBDC and its stockholders for several reasons: Accretive to Net Asset Value − The contemplated transaction would be approximately 4.5% accretive to GBDC’s NAV per (“NAV”) share1 Value Creation From GBDC NAV − Potential for additional value creation if post-merger GBDC continues to trade at a Per Share Accretion premium to book value comparable to or higher than its 3-year average2 − GBDC’s Board intends to increase the quarterly dividend to $0.33 per share post-merger, Potential for Dividend Increase provided that it reserves the right to revisit this intention if market conditions or GBDC’s prospects meaningfully change − GBDC would be the 5th largest externally managed, publicly traded BDC by assets3 Increased Scale and Liquidity − Larger BDCs generally have greater liquidity Acquisition of a Known, − Over 98% of GCIC’s investments overlap with those of GBDC as of June 30, 20194 Diversified Portfolio of Assets Greater Access to Long-Term, − The increased scale of the combined company may enable better access to securitization Low-Cost, Flexible Debt Capital markets, future debt facility consolidation and potential cost reductions Potential for Operational − Combined company is expected to realize annual synergies of approximately $0.9 million Synergies 1. Based on a fixed exchange ratio of 0.865 shares of GBDC stock issued for each share of GCIC stock, and the following metrics as of June 30, 2019: GBDC’s NAV per share of $15.95, GCIC’s 78,053,989 shares outstanding, and GCIC’s estimated NAV per share of $15.00. The actual NAV accretion will be based upon GBDC’s and GCIC’s NAV at the closing of the Merger and certain transaction adjustments resulting from the Merger. 2. Period ended June 30, 2019. 3. Based on a pro forma merger using balance sheet assets at fair value as of June 30, 2019 for GBDC and GCIC and the most recently available data for other externally managed, publicly traded BDCs. 4. Calculated on a fair value basis. Excludes investments in Senior Loan Fund LLC (“SLF”) and GCIC Senior Loan Fund LLC (“GCIC SLF”). 18